Income Taxes	12 Months Ended
Sep. 30, 2023
Income Taxes [Abstract]
Income Taxes

11. Income Taxes

BVI

Under the current laws of the BVI, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no BVI withholding tax will be imposed.

US

Under the current Ohio state and US federal income tax, the Company’s Ohio subsidiaries, QHI and MIE, are subject to the Ohio state’s Commercial Activity Tax (“CAT”) and federal income tax. The Ohio CAT is a business tax levied based on the gross receipts from sales. The federal income tax is based on a flat rate of 21% for the calendar year of 2023 (2022: 21%).

Canada

Under the current Canadian income tax, the Company’s Canadian subsidiaries, HHI and RIL, are subject to a combined provincial and federal corporate income tax rate of 27%.

The Company’s provision for income taxes consists of the following:

	September 30, 2023	September 30, 2022	September 30, 2021
	US$	US$	US$
Current	11,590	16,459	13,889
Deferred	277,874	(207,488)	(321,057)
Total income tax (recovery)	289,464	(191,029)	(307,168)

Reconciliation of the differences between statutory tax rate and the effective tax rate

The Company operates in serval tax jurisdictions. Therefore, its income is subject to various rates of taxation. The income tax expense differs from the amount that would have resulted from applying the BVI statutory income tax rates to the Company’s pre-tax income as follows:

	September 30, 2023	September 30, 2022	September 30, 2021
	US$	US$	US$
Income (loss) before income tax expenses	(6,883,661)	(6,319,471)	(1,391,481)
BVI statutory income tax rate	-%	-%	-%
Income tax calculated at statutory rate	-	-	-
(Increase) decrease in income tax expense resulting from:
Rate differences in various jurisdictions	11,590	16,459	13,889
Change in deferred income tax assets due to use of loss carryforward or valuation allowance	277,874	(207,488)	(321,057)
Income tax expense/Effective tax rate	289,464	(191,029)	(307,168)

Income tax receivable balance as of September 30, 2023 and 2022 represent amounts the Company expects to receive due to the Company overpayment of its income taxes for the current year and overpayments of income taxes for its previous fiscal years.

The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows:

	September 30, 2023	September 30, 2022
Deferred income tax assets	US$	US$
Net operating losses	2,562,127	408,481
Lease liabilities	261,464	246,502
Ending Balance	2,823,591	654,983

Deferred income tax liabilities	US$	US$
Intangible assets	(1,005,360)	(107,674)
Right-of-use assets	(259,331)	(237,716)
Ending Balance	(1,264,691)	(345,390)

Net deferred income tax assets (liabilities) before valuation allowance	1,558,900	309,593
Valuation allowance	(2,383,380)	(309,593)
Net deferred income tax assets (liabilities)	(824,480)	-

As of September 30, 2023, the Company had $1,886,974 unrecognized net operation loss in US that can be carried forward indefinitely and had $675,153 unrecognized non-capital loss in Canada that can be carried forward for 20 years until 2042 to 2043.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions.